SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of Earliest Event Reported) May 8, 2003


                              ARGONAUT GROUP, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


         0-14950                                         95-4057601
(Commission File Number)                    (I.R.S. Employer Identification No.)


               10101 Reunion Place Suite 500, San Antonio TX 78216 (Address Of Principal Executive Offices, including Zip Code)


                                 (210) 321-8400
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)


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Item 7.  Financial Statements and Exhibits

         (a)      Not applicable.

         (b)      Not applicable.

         (c) A list of exhibits filed herewith is contained on the Exhibit Index which immediately precedes such exhibits and is incorporated herein by reference.

Item 9. Information Provided Under Item 12 (Results of Operations and Financial Condition)

The following information is furnished pursuant to Item 12 "Results of Operations and Financial Condition." On May 8, 2003, Argonaut Group, Inc. issued a press release announcing its first quarter 2003 operating results. The press release is furnished as Exhibit 99.1 to this Form 8-K.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ARGONAUT GROUP, INC.

Dated:  May 8,  2003               /s/ Mark E. Watson III
                                   --------------------------------------------
                                   By: Mark E. Watson III
                                   Its: President and Chief Executive Officer



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                                  EXHIBIT INDEX

Exhibit No.          Description
       99.1          Press release issued on May [8], 2003 announcing operating results for Argonaut Group, Inc. for the first quarter 2003